Exhibit (m) (4) Calculations of Illustrations for VUL IV / VUL IV ES 2008 Revisions

Narrative for the Hypothetical Illustration 1

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $13,336.77

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$10,853.22
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$496.53
- Mortality & Expense Charge****	$125.17
+ Hypothetical Rate of Return*****	($219.75)

=	$13,337	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$41.34
2	$41.34
3	$41.35
4	$41.36
5	$41.37
6	$41.37
7	$41.38
8	$41.39
9	$41.40
10	$41.40
11	$41.41
12	$41.42
Total	$496.53

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($18.83)
2	($18.73)
3	($18.64)
4	($18.55)
5	($18.45)
6	($18.36)
7	($18.26)
8	($18.17)
9	($18.08)
10	($17.99)
11	($17.89)
12	($17.80)
Total	($219.75)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$13,336.77
- Year 5 Surrender Charge	$3,604.00

=	$9,733	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $16,050.58

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,665.72
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$493.65
- Mortality & Expense Charge****	$141.52
+ Hypothetical Rate of Return*****	$695.03

=	$16,051	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$41.14
2	$41.14
3	$41.14
4	$41.14
5	$41.14
6	$41.14
7	$41.14
8	$41.14

9	$41.14
10	$41.14
11	$41.14
12	$41.13
Total	$493.65

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$57.82
2	$57.84
3	$57.86
4	$57.87
5	$57.89
6	$57.91
7	$57.93
8	$57.95
9	$57.96
10	$57.98
11	$58.00
12	$58.02
Total	$695.03

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,050.58
- Year 5 Surrender Charge	$3,604.00

=	$12,447	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $19,236.47

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,709.86
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$490.35
- Mortality & Expense Charge****	$159.96
+ Hypothetical Rate of Return*****	$1,851.93

=	$19,236	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$40.92
2	$40.91
3	$40.90
4	$40.89
5	$40.88
6	$40.87
7	$40.86
8	$40.85
9	$40.84
10	$40.83
11	$40.81
12	$40.80
Total	$490.35

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$149.82
2	$150.62
3	$151.42
4	$152.23
5	$153.05
6	$153.87
7	$154.71
8	$155.54
9	$156.39
10	$157.23
11	$158.09
12	$158.95
Total	$1,851.93

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,236.47
- Year 5 Surrender Charge	$3,604.00

=	$15,632	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $95,200.22

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$77,666.72
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,751.94
- Mortality & Expense Charge****	$894.40
+ Hypothetical Rate of Return*****	($1,570.17)

=	$95,200	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$312.19
2	$312.28
3	$312.36
4	$312.45

5	$312.53
6	$312.62
7	$312.71
8	$312.79
9	$312.88
10	$312.96
11	$313.05
12	$313.13
Total	$3,751.94

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($134.66)
2	($133.96)
3	($133.27)
4	($132.57)
5	($131.88)
6	($131.18)
7	($130.49)
8	($129.80)
9	($129.12)
10	($128.43)
11	($127.74)
12	($127.06)
Total	($1,570.17)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$95,200.22
- Year 5 Surrender Charge	$20,840.00

=	$74,360	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $114,667.31

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$90,680.22
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00

- Monthly Deduction***	$3,720.29
- Mortality & Expense Charge****	$1,011.83
+ Hypothetical Rate of Return*****	$4,969.21

=	$114,667	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$310.04
2	$310.04
3	$310.04
4	$310.03
5	$310.03
6	$310.03
7	$310.02
8	$310.02
9	$310.02
10	$310.01
11	$310.01
12	$310.01
Total	$3,720.29

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$413.71
2	$413.78
3	$413.85
4	$413.92
5	$413.99
6	$414.06
7	$414.14
8	$414.21
9	$414.28
10	$414.35
11	$414.42
12	$414.50
Total	$4,969.21

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$114,667.31
- Year 5 Surrender Charge	$20,840.00

=	$93,827	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $137,529.53

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$105,359.67
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,683.93
- Mortality & Expense Charge****	$1,144.26
+ Hypothetical Rate of Return*****	$13,248.05

=	$137,530	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$307.62
2	$307.51
3	$307.40
4	$307.28
5	$307.17
6	$307.06
7	$306.94
8	$306.83
9	$306.71
10	$306.59
11	$306.47
12	$306.35
Total	$3,683.93

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,072.41
2	$1,078.00
3	$1,083.64
4	$1,089.33
5	$1,095.06
6	$1,100.83
7	$1,106.65
8	$1,112.51

9	$1,118.42
10	$1,124.38
11	$1,130.38
12	$1,136.43
Total	$13,248.05

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$137,529.53
- Year 5 Surrender Charge	$20,840.00

=	$116,690	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $12,714.03

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$10,353.22
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$633.51
- Mortality & Expense Charge****	$120.00
+ Hypothetical Rate of Return*****	($210.68)

=	$12,714	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$45.24
2	$45.25
3	$45.26
4	$45.27
5	$45.28
6	$45.29
7	$45.30
8	$45.31
9	$45.32
10	$45.33
11	$45.33
12	$45.34
Total	$543.51

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($18.15)
2	($18.04)
3	($17.93)
4	($17.82)
5	($17.72)
6	($17.61)
7	($17.50)
8	($17.39)
9	($17.29)
10	($17.18)
11	($17.08)
12	($16.97)
Total	($210.68)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,714.03
- Year 5 Surrender Charge	$3,604.00

=	$9,110	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $15,327.97

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,102.36
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$630.48
- Mortality & Expense Charge****	$135.79
+ Hypothetical Rate of Return*****	$666.88

=	$15,328	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$45.03
2	$45.04
3	$45.04
4	$45.04
5	$45.04
6	$45.04
7	$45.04
8	$45.04
9	$45.04
10	$45.04
11	$45.04
12	$45.05
Total	$540.48

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$55.74
2	$55.71
3	$55.68
4	$55.65
5	$55.62
6	$55.59
7	$55.56

8	$55.53
9	$55.50
10	$55.47
11	$55.44
12	$55.41
Total	$666.88

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,327.97
- Year 5 Surrender Charge	$3,604.00

=	$11,724	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $18,399.37

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,076.63
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$627.00
- Mortality & Expense Charge****	$153.60
+ Hypothetical Rate of Return*****	$1,778.34

=	$18,399	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$44.80
2	$44.79
3	$44.78
4	$44.77
5	$44.76
6	$44.76
7	$44.75
8	$44.74
9	$44.73
10	$44.72
11	$44.71
12	$44.70
Total	$537.00

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$144.45
2	$145.11
3	$145.78
4	$146.46
5	$147.14
6	$147.82
7	$148.51
8	$149.20
9	$149.90
10	$150.61
11	$151.32
12	$152.04
Total	$1,778.34

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,399.37
- Year 5 Surrender Charge	$3,604.00

=	$14,795	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $93,187.05

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$76,099.90
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,243.77
- Mortality & Expense Charge****	$877.89
+ Hypothetical Rate of Return*****	($1,541.19)

=	$93,187	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$345.59
2	$345.69
3	$345.79
4	$345.89
5	$346.00
6	$346.10
7	$346.20
8	$346.30
9	$346.40
10	$346.50
11	$346.60
12	$346.70
Total	$4,153.77

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($132.52)
2	($131.77)
3	($131.02)
4	($130.28)
5	($129.54)
6	($128.79)

7	($128.05)
8	($127.32)
9	($126.58)
10	($125.84)
11	($125.11)
12	($124.37)
Total	($1,541.19)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$93,187.05
- Year 5 Surrender Charge	$20,840.00

=	$72,347	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $112,346.16

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$88,919.33
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,209.30
- Mortality & Expense Charge****	$993.61
+ Hypothetical Rate of Return*****	$4,879.74

=	$112,346	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$343.25
2	$343.25
3	$343.26
4	$343.26
5	$343.27
6	$343.27
7	$343.28
8	$343.28
9	$343.29
10	$343.29
11	$343.30
12	$343.30
Total	$4,119.30

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$407.18
2	$407.08
3	$406.99
4	$406.89
5	$406.79
6	$406.70
7	$406.60
8	$406.50
9	$406.40
10	$406.30
11	$406.21
12	$406.11
Total	$4,879.74

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$112,346.16
- Year 5 Surrender Charge	$20,840.00

=	$91,506	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $134,856.62

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$103,385.19
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,169.68
- Mortality & Expense Charge****	$1,124.16
+ Hypothetical Rate of Return*****	$13,015.27

=	$134,857	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$340.61
2	$340.50
3	$340.38
4	$340.27
5	$340.15
6	$340.04
7	$339.92
8	$339.80
9	$339.68
10	$339.56
11	$339.44
12	$339.32
Total	$4,079.68

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,055.63
2	$1,060.76
3	$1,065.94
4	$1,071.15
5	$1,076.40

6	$1,081.70
7	$1,087.03
8	$1,092.41
9	$1,097.83
10	$1,103.29
11	$1,108.79
12	$1,114.34
Total	$13,015.27

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$134,856.62
- Year 5 Surrender Charge	$20,840.00

=	$114,017	(rounded to the nearest dollar)